UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2024

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81-2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC
Redeemable warrants, each 11.494 warrants exercisable for one share of common stock at an exercise price of $132.18 per share	CSSEL	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class Z Warrants to purchase Class A Common Stock	CSSEZ	OTC Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 25, 2024, Chicken Soup for the Soul Entertainment Inc. (the “Company”) received a staff determination from The Nasdaq Stock Market (“Nasdaq”) to delist the Company’s securities from the Nasdaq Capital Market (the “Staff Determination”). As the Company previously reported in its Current Report on Form 8-K, filed with the SEC September 28, 2023, the Company received written notice from Nasdaq on September 23, 2023 (the “September 2023 Notice”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) because for the prior 30 consecutive business days (through September 21, 2023), the closing bid price of the Company’s Class A Common Stock, $0.0001 par value per share (“common stock”) had been below the minimum required value of $1 per share. The September 2023 Notice stated that the Company would be afforded 180 calendar days (until March 20, 2024) to regain compliance, which compliance could be accomplished by the closing bid price of the Company’s common stock being at least $1 for a minimum of ten consecutive business days. The September 2023 Notice also stated that if the Company did not regain compliance within the initial 180-day period, the Company may be eligible for an additional 180-day period, and if not, or if it appeared to the Nasdaq staff that the Company would not be able to cure the deficiency, Nasdaq would provide notice after the end of the initial 180-day period that the Company’s securities would be subject to delisting. The Staff Determination was issued because, as of March 20, 2024, the Company had not yet regained compliance with Nasdaq Listing Rule 5550(a)(2) within the period allowed. Prior to sending the Staff Determination, Nasdaq informed the Company that it had determined in its discretion that the Company would not be eligible for such additional 180-day period to regain compliance.

The Company is currently noncompliant with certain Nasdaq Listing Rules other than Nasdaq Listing Rule 5550(a)(2), as previously disclosed:

•	As the Company reported in its Current Report on Form 8-K filed with the SEC On January 10, 2024, the Company received written notice from Nasdaq on January 2, 2024 (the “January 2024 Notice”) indicating that the Company was not in compliance with the Nasdaq Listing Rules because the Company has less than $10,000,000 in stockholders’ equity. The January 2024 Notice stated that under the Nasdaq Listing Rules, the Company had 45 calendar days to submit a plan to regain compliance to Nasdaq, and that if Nasdaq accepted the Company’s plan, Nasdaq could grant the Company up to 180 calendar days from the date of the January 2024 Notice, which 180-day period would end on July 3, 2024, to regain compliance. The Company timely submitted a plan to regain compliance, which Nasdaq accepted, and the Company is currently considering various strategic options to increase its stockholders’ equity to regain compliance with the Nasdaq Listing Rules.

•	As the Company reported in its Current Report on Form 8-K filed with the SEC on February 14, 2024, the Company received written notice from Nasdaq on February 8, 2024 (the “February 2024 Notice”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5450(b)(1)(C), which requires listed securities to maintain a minimum market value of publicly held shares (“MVPHS”) of $5,000,000. The February 2024 Notice was issued based upon the MVPHS of the Company’s common stock for the 30 consecutive business days from December 19, 2023 to February 7, 2024. Under the Nasdaq Listing Rules, the Company has 180 calendar days from the date of the February 2024 Notice to regain compliance, which 180 day period ends August 6, 2024. If at anytime during this compliance period the Company’s MVPHS closes at $5,000,000 or more for a minimum of ten consecutive business days, the Company will have regained compliance and this matter will be closed. The Company is considering various strategic options to increase the MVPHS of its common stock to regain compliance with the Nasdaq Listing Rules.

The Company may appeal the Staff Determination by filing a hearing request with Nasdaq on or before April 1, 2024, pursuant to the procedures set forth in the Nasdaq Listing Rules 5800 Series. Hearings are typically scheduled to occur within 45 days after the date of the hearing request. The Company intends to appeal the Staff Determination and will file a hearing request with Nasdaq within the time allowed. The hearing request will stay the delisting of the Company’s securities pending the appeal. Pending the appeal, the Company’s securities will continue to be listed on the Nasdaq Capital Market. In the meantime, the Company is considering various strategic options to remedy its noncompliance with Nasdaq Listing Rule 5550(a)(2) and the other Nasdaq Listing Rules described above. There can be no assurance, however, that the Company will be able to regain compliance with Nasdaq Listing Rule 5550(a)(2) and the other Nasdaq Listing Rules described above, or that the Company will otherwise maintain compliance with other Nasdaq Listing Rules.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will”, “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those described more fully in the section titled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s other reports filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2024	Chicken Soup for the Soul Entertainment Inc.

	By:	/s/ William J. Rouhana, Jr.
William J. Rouhana, Jr.
Chief Executive Officer